Wonder Auto Announces Private Placement

- Raises $25,950,000 of Gross Proceeds
With Sale of 3,000,000 Common Shares -

JINZHOU CITY, Liaoning Province, China, December 11, 2007 — Wonder Auto Technology, Inc. (NasdaqGM: WATG) ("Wonder Auto" or the "Company"), a leading manufacturer of automotive electrical and suspension parts in China, today announced that it has entered into a Securities Purchase Agreement with certain institutional investors to sell 3,000,000 newly issued shares of its common stock at a price of $8.65 per share. Gross proceeds to Wonder Auto from the sale of the privately placed common stock are expected to be $25,950,000 and the Company expects to use the proceeds from such sale for working capital and general corporate purposes. Subject to the satisfaction of customary closing conditions, the private placement is expected to close on or about December 13, 2007.

Piper Jaffray & Co. acted as the Company’s sole placement agent in connection with the private placement.

The shares of common stock issued in the private placement have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements. Wonder Auto has agreed to file a registration statement with the SEC covering resales of the privately placed common stock.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About Wonder Auto

Based in Jinzhou City, Liaoning, China, Wonder Auto, through its Chinese subsidiaries, designs, develops, manufactures and sells automotive electrical parts and suspension products. Wonder Auto was ranked second in sales revenue in the China market for automotive alternators and starters in 2006. With 5 different series and over 150 models of alternators, 70 models of starters and various suspension related parts, the Company supplies a wide range of automakers, engine producers and auto parts suppliers both in domestic China and overseas. Wonder Auto's main customers include Beijing Hyundai Motor Company, Shenyang Aerospace Mitsubishi Motors Engine Manufacturing Co., Ltd., Harbin Dongan Automotive Engine Manufacturing Co., Ltd., and Tianjin FAW Xiali Automotive Co., Ltd. For more information, please log on http://www.watg.cn.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, among others, those concerning our projected use of the proceeds from the private placement as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results of the Company to differ materially from those anticipated, expressed or implied in the forward-looking statements. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those anticipated include risks related to new and existing products, product defects and any related product recall; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; any of the factors and risks mentioned in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2006 and any subsequent SEC filings. The Company assumes no obligation and does not intend to update any forward-looking statements, except as required by law.

For further information, please contact:

Yuechun Xie
Investor Relations Manager
Wonder Auto Technology, Inc.
Tel: +86- 800-890-2596
Tel: +86- 416-266-1186
Email: ycxie@watg.cn

Kevin Theiss
Investor Relations
The Global Consulting Group
Tel: +1-646-284-9409
Email: ktheiss@hfgcg.com

Stacy Dimakakos
Media Relations
The Global Consulting Group
Tel: +1-646-284-9417
Email: sdimakakos@hfgcg.com